UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  June 5, 2013

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants' telephone number	IRS Employer Identification Number

1-8841	NEXTERA ENERGY, INC.	59-2449419
2-27612	FLORIDA POWER & LIGHT COMPANY	59-0247775
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01  Other Events

On June 5, 2013, Florida Power & Light Company sold $500 million principal amount of its First Mortgage Bonds, 2.75% Series due June 1, 2023 (Bonds).  The Bonds were registered under the Securities Act of 1933 pursuant to Registration Statement Nos. 333-183052, 333-183052-01 and 333-183052-02.  This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with the sale of the Bonds.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

The following exhibits are being filed pursuant to Item 8.01 herein.

Exhibit Number	Description	NextEra Energy, Inc.	Florida Power & Light Company
4	One Hundred Twenty-First Supplemental Indenture dated as of May 1, 2013 between Florida Power & Light Company and Deutsche Bank Trust Company Americas, Trustee	x	x
5(a)	Opinion and Consent, dated June 5, 2013, of Squire Sanders (US) LLP, counsel to Florida Power & Light Company, with respect to the Bonds	x	x
5(b)	Opinion and Consent, dated June 5, 2013, of Morgan, Lewis & Bockius LLP, counsel to Florida Power & Light Company, with respect to the Bonds	x	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Date:  June 5, 2013

NEXTERA ENERGY, INC.
(Registrant)

CHRIS N. FROGGATT
Chris N. Froggatt Vice President, Controller and Chief Accounting Officer of NextEra Energy, Inc.

FLORIDA POWER & LIGHT COMPANY
(Registrant)

KIMBERLY OUSDAHL
Kimberly Ousdahl Vice President, Controller and Chief Accounting Officer of Florida Power & Light Company

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